Fortis Enterprises

CONSULTING AGREEMENT

        THIS AGREEMENT (the "Agreement") made and entered into this 29th day of April, 2004, by and between FORTIS ENTERPRISES, a Nevada corporation (hereinafter referred to as the "Company" or "FRTE") and VBg Design (hereinafter referred to as the "CONSULTANT").

        WHEREAS, Consultant and FRTE have agreed to finalize the terms of Consultant's services with FRTE and reduce those terms to writing in this Agreement.

        WHEREAS, Consultant has acquired outstanding and special skills and abilities and an extensive background in and knowledge Advertising & Marketing. Some of the services that Consultant specializes in are:

  Enhancing Company's existing identity

  Create full/color Tri-fold brochure mailer

  Define marketing PR Avenues; Explore and Track Avenues

  Create long-term campaign strategy

  Design Unique Ad Layout Campaigns

  Define Alternative Marketing PR Avenues; Explore and Track Avenues

  Identify and promote specialty services

  Catalogue all campaigns and support material

        WHEREAS, FRTE desires the association and services of Consultant in order to retain its experience, skills, abilities, background, and knowledge, and is therefore willing to engage its services on the terms and conditions set forth below.

        WHEREAS, Consultant desires to begin consulting for FRTE and is willing to do so on those terms and conditions set forth herein.

        NOW THEREFORE, in consideration of the above recitals and the mutual promises and conditions in this Agreement, and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. ENGAGEMENT

Company hereby hires and employs CONSULTANT as an independent contractor; and CONSULTANT does hereby accept its position as an independent contractor to the Company upon the terms and conditions hereinafter set forth.

2. TERM

The term of this Agreement shall be for one year from the date first written above.

3. COMPENSATION

FRTE shall compensate Consultant $2,400 per month.

4. DUTIES AND OBLIGATIONS OF CONSULTANT

At the request of FRTE, CONSULTANT shall have the following duties and obligations under this Agreement.

4.1 Advertising & Marketing Consulting: Consultant shall assist Company with general advertising and marketing services.

5. COMPANY'S REPRESENTATIONS AND WARRANTIES

The execution and delivery by the Company of this Agreement have been duly and validly authorized by all requisite action by the Company. No license, consent or approval of any person is required for the Company's execution and delivery of this Agreement.

6. NOTICES

Any notice or other communication required or permitted to be given hereunder shall be in writing, and shall be deemed to have been duly given when delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the parties hereto at their addresses indicated hereunder. Either party may change his or its address for the purpose of this paragraph by written notice similarly given.

7. MISCELLANEOUS

7.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida.

7.2 This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their heirs, personal representatives, successors and assigns.

7.3 If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any way affect or render invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

This Agreement may be executed in counterparts and by fax transmission, each counterpart being deemed an original.

CONFIRMED AND AGREED ON THIS 29th DAY OF APRIL, 2004.

By: /S/Stephen Carnes

Stephen Carnes, CEO

Fortis Enterprises

By: /S/Pamela Lenz

Pamela Lenz

VBg Design

** Return signed copy to Fortis Enterprises at fax number 630-982-3766